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                                                                   EXHIBIT 10.19

                                                                  Execution Copy

RECORDING REQUESTED BY
AND WHEN RECORDED RETURN TO:

Davis Polk & Wardwell
450 Lexington Avenue
New York, New York 10017
Attention: Bernadette M. Sullivan
           Legal Assistant

                             CONSENT AND AGREEMENT

     1. (a) Reference is made to that certain Payment in Lieu of Tax Agreement dated April 5, 1991 among the City of Syracuse (the "Municipality"), the City of Syracuse Industrial Development Agency (the "Agency") and Project Orange Associates, L.P. (the "Company"), not recorded in the Office of the Clerk of Onondaga County, New York (as amended and in effect from time to time, the "PILOT Agreement".

     (b) Reference is also made to (i) that certain Indenture dated as of December 6, 1999 (the "Financing Agreement") between the Company and U.S. Bank Trust National Association, as trustee for the holders of the Company's _% Senior Secured Notes due 2007 (the "Trustee"; together with the holders of such Senior Secured Notes, the "Secured Parties"), (ii) that certain Mortgage and Assignment of Rents (First Mortgage) dated as of December 6, 1999 from the Company, as mortgagor, to U.S. Bank Trust National Association, as collateral agent, as mortgagee (the "First Mortgage"), and the other Collateral Documents and the other Financing Documents (as such terms are defined in the Financing Agreement). References herein to the "Agent" shall mean U.S. Bank Trust, National Association in its capacity as collateral agent under the Collateral Documents and its successors and assigns in such capacity. References herein to the Financing Agreement, First Mortgage, other Collateral Documents and other Financing Documents shall refer to the same as amended and in effect from time to time. Capitalized terms used herein without definition shall have the meanings given such terms in the Financing Agreement.

     (c) The PILOT Agreement and First Mortgage relate to certain real property in Onondaga County, New York described on Exhibit A, attached hereto and incorporated herein.

     Anything in the PILOT Agreement to the contrary notwithstanding, the parties agree as follows:

     2. Each of the Municipality and the Agency hereby certifies that (i) the PILOT Agreement contains the entire agreement of the parties thereto with respect to payments in lieu of taxes with respect to the Facility (except to the extent of references in the Master Lease obligating Guarantor to make PILOT payments); (ii) the PILOT Agreement is in full force and
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effect; (iii) the PILOT Agreement has not been amended, supplemented or otherwise modified or assigned; (iv) all conditions for the commencement and continuing effectiveness of the PILOT Agreement and the rights and obligations of the parties thereto thereunder have been and remain satisfied as of the date hereof; (v) the PILOT Term commenced on April 5, 1991 and is scheduled to end on July __, 2012; (vi) all payments required to be made by the Company under the PILOT Agreement as of the date hereof have been made; (vii) there are no Deferred Obligations, Subordinated PILOT Amounts or Subordinated PILOT Obligations (as such terms are defined in the PILOT Agreement) outstanding as of the date hereof; (viii) each of the Municipality and the Agency have duly complied with all agreements, conditions and provisions contained in the PILOT Agreement required to be performed by it prior to the date hereof; and (ix) to the knowledge of the Municipality and the Agency, no Default or Event of Default (as such terms are defined in the PILOT Agreement) by the Company (or event which with notice or lapse of time or both would become such a Default or Event of Default) is continuing under the PILOT Agreement.

     3. Each of the Municipality and the Agency acknowledges notice and receipt of the Financing Agreement, First Mortgage and other Collateral Documents (other than the Consents). The Municipality also acknowledges notice and receipt of the Consent and Agreement dated as of the date hereof by the Agency (the "Agency Consent"), relating to (among other things) the Facility Agreement (as defined in the PILOT Agreement) (defined in the Agency Consent as the Master Lease).

     4. Each of the Municipality and the Agency agrees that, as long as the Financing Agreement, First Mortgage and other Collateral Documents remain outstanding, notwithstanding anything to the contrary in the PILOT Agreement:
(i) all references in the PILOT Agreement to "Senior Debt" and "Construction Loan" shall be deemed to refer to the Senior Secured Notes issued under the Financing Agreement and secured by the First Mortgage and other Collateral Documents; (ii) all references in the PILOT Agreement to the "Agent" shall be deemed to refer to the Agent described in paragraph 1(b) above; (iii) all references in the PILOT Agreement to the "Banks" shall be deemed to refer to the Secured Parties described in paragraph 1(b) above, and all references to a "Bank" shall be deemed to refer to a "Secured Party"; (iv) the last sentence of
Section 6.03 of the PILOT Agreement shall be deemed deleted from said Section;
(v) the phrase "The Municipality" in line 1 of Section 8.01(a) of the PILOT Agreement is deemed amended to read "Each of the Municipality and the Agency;
(vi) the phrase "(including, without limitation, the rights under Sections 6.03 and 9.01)" is deemed added in line 3 of Section 8.01(a) of the PILOT Agreement after the word "remedies"; (vii) the reference in line 4 of Section 8.01(a) of the PILOT Agreement to "Section 6.01(a), (b), (c) or (e)" shall be deemed changed to read "Section 6.01(a), (b), (c), (d), (e) or (f)"; (viii) the following sentences shall be deemed added to the end of Section 8.01(a):

     "If the Event of Default is curable by the Agent or the Banks but cannot reasonably be cured by them within said 30-day (or 15-day) period, so long as the Agent, the Banks or their designee(s) shall promptly commence and diligently prosecute the curing of such Event of Default, the Agent, the Banks or their designee(s) shall have a period of 120

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     days from the date of notice to the Agent of such Event of Default within which to cure the same. If the Event of Default is curable by the Agent or the Banks but cannot reasonably be cured without obtaining possession of the Facility, or if such event of Default is not susceptible of being cured by the Agent or the Banks (i.e., an Event of Default under Section 6.01(d) or (f)), then the Municipality and the Agency shall not be entitled to terminate this Agreement or exercise such other remedies so long as the Agent, the Banks or their designee(s) shall proceed diligently to obtain possession of or entry to the Facility pursuant to the rights of the Agent or the Banks under their mortgage(s) and other security documents, and upon obtaining such possession shall proceed diligently to cure such Event of Default, if it is susceptible of being cured by the Agent or the Banks. If an Event of Default is not susceptible of being cured by the Agent or the Banks, the Agent, the Banks and their designee(s) shall not be required to cure the same upon obtaining such possession or otherwise.";

(ix) lines 2 through 5 of Section 8.02(b) of the PILOT Agreement are hereby amended to read as follows:

     "* * * trustee or debtor-in-possession in any bankruptcy or insolvency proceeding or terminates prior to the date it would otherwise expire for any reason other than with the consent of the Banks (or such member or percentage of the Banks as may be required under the terms of the relevant agreements governing Senior Debt), and if, within 90 days after the Agent receives notice of such rejection or termination, the Agent, the Banks, their designee(s) or their successors or assigns shall so request, the Municipality and the Agency will execute and deliver to the Agent, the Banks, their designee(s) or their successors or assigns, a new agreement which shall be on the same terms and conditions as this * * *";

(x) all rights provided under the PILOT Agreement (as amended as provided above) to the Agent and the Banks shall hereafter inure to the benefit of the Agent and the Secured Parties described in paragraph 1(b) above; (xi) all rights provided under the PILOT Agreement (as so amended) to the Senior Debt and the holders of the Senior Debt shall hereafter inure to the benefit of the Senior Secured Notes described in paragraph 1(b) above and the holders thereof; (xii) all references in the PILOT Agreement to the "Facility Agreement" (referred to in the Agency Consent as the Master Lease) shall be deemed to include any new Facility Agreement (referred to in the Agency Consent as a new Master Lease) granted to the Agent, the Secured Parties or their designee pursuant to paragraph 7(f) of the Agency Consent; (xiii) the Municipality consents to, and shall be bound by, the provisions of paragraph 7(h) of the Agency Consent; (xiv) without limiting the foregoing, (A) each of the Municipality and the Agency shall give a copy of each notice that it gives to the Company to the Agent at its address provided in or pursuant to paragraph 6 below simultaneously with the giving thereof to the Company; (B) each of the Municipality and the Agency shall exercise its right to terminate the PILOT Agreement and its other remedies thereunder (including, without limitation, its rights under Section 6.03) only as provided in Section 8.01(a) of the PILOT Agreement (as so amended); (C) each of the Municipality and the Agency shall exercise its rights under Section 6.03 of the PILOT

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Agreement only in accordance with paragraph 7(h) of the Agency Consent; (D) each of the Municipality and the Agency shall enter a new PILOT Agreement with the Agent, the Secured Parties, their designee(s) or their successors or assigns pursuant to Section 8.02(b) of the PILOT Agreement (as so amended) in the event of a termination of the PILOT Agreement as provided therein; and (E) the Municipality and the Agency shall accept performance of the Company's obligations under the PILOT Agreement by the Agent, the Secured Parties or their designee(s) in lieu of the Company's performing such obligations.

     5. Each of the Municipality and the Agency agrees that from the date hereof and throughout the term of that certain ISDA Master Agreement between Electric Energy Purchaser (as defined under the PILOT Agreement) and the Company dated as of June 30, 1998 (the "Indexed Swap Agreement"), the definition of "Electric Tariff Rate" under Section 3.01 of the PILOT Agreement shall be deemed to refer to the "Indexed Contract Price" as calculated for any calendar year pursuant to Schedule 1 to the Confirmation dated June 30, 1998 to the Indexed Swap Agreement which forms a part thereof. The Municipality and the Agency each acknowledge receipt of a copy of said Schedule 1.

     6. (a) All notices and other communications hereunder and under the PILOT Agreement by or to the Agent or the Secured Parties shall be in writing and shall be addressed to the Agent, the Secured Parties, Agency, the City or the Company, as the case may be, shall be delivered personally, or mailed by United States first class mail (registered or certified, return receipt requested, postage paid by the sender), or sent by overnight courier guaranteeing next Business Day delivery (courier charge paid by the sender), or sent by facsimile (answerback confirmation received), addressed as follows:

     (i)  if to the Agent or Secured Parties:

          U.S. Bank Trust National Association
          100 Wall Street, Suite 1600
          New York, New York 10005
          Attention: Corporate Trust Administration
          Facsimile:     (212) 809-5459

     (ii) if to the Municipality:

          City of Syracuse
          301 City Hall
          Syracuse, New York 13202
          Attention: Corporation Counsel
          Telephone:     (315) 448-8400
          Facsimile:     (315) 448-8381

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     (iii)  if to the Agency:

            City of Syracuse Industrial Development Agency
            233 Washington Street
            Syracuse, New York 13202
            Attention: Chairman
            Telephone:    (315) 448-8100
            Facsimile:    (315) 448-8036

     (iv)   if to the Company:

            Project Orange Associates, L.P.
            c/o G.A.S. Orange Associates, L.L.C.
            90 Presidential Plaza
            Syracuse, New York 13202-2200
            Attention: President
            Telephone:     (315) 471-8111
            Facsimile:     (315) 471-1355

     (b) A duplicate copy of each notice or other communication given hereunder or under the PILOT Agreement by the Agency, the City or the Company shall be simultaneously given to the Agent. Any party may, by notice to the other parties designate additional or different addresses for subsequent notices or communications. All notices and communications shall be deemed to have been given when received or, if delivery is refused, when delivery is refused. If a notice or communication is mailed or sent in the manner provided above within the time prescribed, it is deemed duly given whether or not the addressee receives it within such time.

     7. In the event of a conflict between the terms of this Consent and Agreement and the terms of the PILOT Agreement, the terms of this Consent and Agreement govern.

     8. This Consent and Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and the Secured Parties and their respective successors and assigns. No other party shall derive any rights by reason of this Consent and Agreement.

     9. This Consent and Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     10. This Consent and Agreement may be signed in any number of counterparts, each of which shall be an original and all of which together shall constitute but one and the same instrument.

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          This Consent and Agreement is dated as of December 6, 1999.

                              Municipality

                                    CITY OF SYRACUSE

                                    By:  /s/ Roy A. Bernardi
                                         _________________________
                                         Name: Roy A. Bernardi
                                         Title: Mayor

                              Agency

                                    CITY OF SYRACUSE INDUSTRIAL
                                       DEVELOPMENT AGENCY

                                    By:  /s/ Vito Sciscioli
                                         _________________________
                                         Name: Vito Sciscioli
                                         Title: Vice Chairman

                              Company

                                    PROJECT ORANGE ASSOCIATES, L.P.

                                    By:  G.A.S. Orange Associates, LLC
                                         general partner

                                    By:  /s/ Douglas Corbett
                                         _________________________
                                         Name: Douglas Corbett
                                         Title: Vice President

                              Agent

                                    U.S. BANK TRUST NATIONAL
                                       ASSOCIATION, as Collateral Agent

                                    By:  /s/ Ward A. Spooner
                                         _________________________
                                         Name: Ward A. Spooner
                                         Title: Vice President

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                                                             Acknowledgment for:
                                                                    Municipality

                  UNIFORM FORM CERTIFICATE OF ACKNOWLEDGMENT
                            (Within New York State)

STATE OF NEW YORK  )
COUNTY OF ONONDAGA ) ss.:

     On this 2nd day of December, in the year 1999, before me, the undersigned, personally appeared Roy A. Bernardi, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                                    /s/ Jean K. Sehl
                                    ___________________________
                                          Notary Public

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                                                             Acknowledgment for:
                                                                          Agency

                  UNIFORM FORM CERTIFICATE OF ACKNOWLEDGMENT
                            (Within New York State)

STATE OF NEW YORK  )
COUNTY OF ONONDAGA ) ss.:

     On this 2nd day of December, in the year 1999, before me, the undersigned, personally appeared Vito Sciscioli, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                                    /s/ Jean K. Sehl
                                    ___________________________
                                          Notary Public

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                                                             Acknowledgment for:
                                                                         Company

                  UNIFORM FORM CERTIFICATE OF ACKNOWLEDGMENT
                            (Within New York State)

STATE OF NEW YORK  )
COUNTY OF NEW YORK ) ss.:

     On this 3rd day of December, in the year 1999, before me, the undersigned, personally appeared Douglas Corbett, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

                                    /s/ Bernadette M. Sullivan
                                    ___________________________
                                           Notary Public


[Notary Seal]

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                                                             Acknowledgment for:
                                                                           Agent

                  UNIFORM FORM CERTIFICATE OF ACKNOWLEDGMENT
                            (Within New York State)

STATE OF NEW YORK     )
COUNTY OF NEW YORK    ) ss.:

     On this 3rd day of December, in the year 1999, before me, the undersigned, personally appeared Ward A. Spooner, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                                    /s/ Bernadette M. Sullivan
                                    ___________________________
                                            Notary Public


[Notary Seal]

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                                   Exhibit A
                                   ---------

                                    Part 1
                                    ------

                             Property Description
                             --------------------

                                  Leased Site
                                  -----------

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                                    Part 2
                                    ------

                             Property Description
                             --------------------

                             City Easement Parcels
                             ---------------------

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                                    Part 3
                                    ------

                       List of City Easement Agreements
                       --------------------------------

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                                    Part 4
                                    ------

                             Property Description
                             --------------------

                           Outside Easement Parcels
                           ------------------------

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                                    Part 5
                                    ------

                      List of Outside Easement Agreements
                      -----------------------------------

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